INCOME TAXES	12 Months Ended
Dec. 31, 2022
INCOME TAXES
INCOME TAXES

NOTE 15 — INCOME TAXES

The current tax expense for the years ended December 31, 2022 and 2021 was $6,480 and $7,652, respectively, which have been included in general and administrative expenses in the consolidated statements of operations. These amounts consisted of state and franchise tax expense.

A reconciliation of the federal income tax rate to the Company’s effective tax rate as of December 31 is as follows:

	2022	2021
Statutory federal income tax rate	21.0%	21.0%
State taxes, net of federal tax benefit	24.7%	8.0%
PPP loan forgiveness	—%	8.0%
Stock Compensation	(6.3)%	—%
Transaction Costs	7.4%	—%
Change in FV Earnout Liab	27.2%	—%
Change in FV of Debt	31.2%	—%
Change in Warrant Liability	9.5%	—%
Other Permanent Differences	(0.3)%	(0.5)%
Change in valuation allowance	(114.4)%	(36.5)%
Income tax provision	—%	—%

The tax effects of temporary differences that give rise to significant portions of the Company’s deferred tax assets and liabilities as of December 31, 2022 and 2021 related to the following:

	2022	2021
Deferred tax assets
Net operating losses	$17,847,721	$13,497,030
Reserve and accruals	619,236	554,632
OID Amortization	1,184,396	—
Debt Extinguishment Amortization	645,511	—
Debt-Related Warrants	1,408,206
Capitalized R&D	557,589	—
Lease Liability	1,540,727	—
Other	1,388	1,792
Total deferred tax assets	23,804,774	14,053,454
Deferred tax liabilities
Depreciation and amortization	(270,747)	(200,998)
Right of Use Asset	(1,511,786)	—
Total deferred tax liabilities	(1,782,533)	(200,998)
Net deferred tax assets	22,022,241	13,852,456
Valuation Allowance	(22,022,241)	(13,852,456)
Net deferred tax asset	$—	$—

Realization of deferred tax assets is dependent upon future pretax earnings, the reversal of temporary differences between book and tax income, and the expected tax rates in future periods. The Company records a valuation allowance to reduce deferred tax assets to the amount that is believed “more-likely-than-not” to be realized. The Company has recorded a full valuation allowance as of December 31,2022 and December 31, 2021. The change in the valuation allowance was an increase of $8,168,552 and $2,184,631 for the years ended December 31, 2022 and 2021, respectively.

As of December 31, 2022, the Company had net operating loss carryforwards for federal and state income tax purposes of approximately $70,812,501 and $43,017,282, respectively. Of the $70,812,501 of net operating loss carryforwards for federal purposes, $35,193,226 have an unlimited carry-forward period. The remaining federal carryforwards begin to expire in 2028 while the state carryforwards begin to expire in 2036.

The Internal Revenue Code of 1986, as amended, imposes restrictions on the utilization of net operating losses in the event of an “ownership change” of a corporation. Accordingly, a company’s ability to use net operating losses may be limited as prescribed under Internal Revenue Code Section 382 (“IRC Section 382”). Events which may cause limitations in the amount of the net operating losses that the Company may use in any one year include, but are not limited to, a cumulative ownership change of more than 50% over a three-year period. Utilization of the federal and state net operating losses may be subject to substantial annual limitation due to the ownership change limitations provided by the IRC Section 382 and similar state provisions. A detailed analysis to determine whether an ownership change under Section 382 has not been performed recently to determine if there is any limitation on the utilization of the company’s net operating losses.

The Company performed a Section 382 analysis in 2017 and identified a change in ownership during 2017 and therefore a limitation in the ability to utilize the existing NOLs. The calculated limitation was $44 million, and the DTA was reduced by the amount of the limitation that the Company will not be able to utilize in future tax periods. An updated Section 382 study has not been completed through December 31, 2022, and there has not been a determination if there is a cumulative ownership change of more than 50% during the most recent three-year period. The effect of a further Section 382 limitation on the provision and this disclosure is immaterial due to the full valuation allowance against all deferred tax assets, including NOLs, as of December 31, 2022.

The Company estimates that there will be no material changes in its uncertain tax positions in the next 12 months. In accordance with FASB ASC 740, the Company has adopted the accounting policy that interest and penalties recognized are classified as part of its income taxes. Total interest and penalties recognized in the consolidated statement of operations was $0 for the years ended December 31, 2022 and 2021.

The Company files income tax returns in the US federal, various state, and foreign jurisdictions with varying statutes of limitations. The Company is generally no longer subject to tax examinations for years prior to 2019 for federal purposes and 2018 for state purposes, except in certain limited circumstances. The Company’s NOL and credit carryforwards from all years may be subject to adjustment for three (or four for certain states) following the year in which utilized. We do not anticipate that any potential tax adjustments will have a significant impact on our financial position or results of operations.